Diamond Foods, Inc. Company Presentation February 2006 Cream: 255 255 221 Green: 0 102 51 Burgundy: 171 47 54

Important Information Forward-Looking Statements This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; conversion from a cooperative may affect our business in unexpected ways; loss of one or more major customers could reduce revenue and profits; and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances after that date.

Investment Considerations Strong and leveragable core business Proven track record of innovation and growth New market and channel expansion Focus on high margin opportunities Increasing infrastructure efficiencies Experienced management team

Our Four Product Lines Distribution across multiple channels to diverse customers Product Line TTM (10/05) Net Sales Brand Point of Sale Representative Consumer Culinary $195 n Grocery store baking and produce aisles n Mass merchandisers/ Super Centers n Club stores n Value fresh, easy -to-use, high quality products Snack 28 n Grocery store snack aisle n Convenience stores n Drug/Mass merchandisers/ Super Centers n Consumers looking for unique, convenient and healthier snacks In-Shell 82 n Grocery store produce sections n Mass merchandisers/ Club Stores n Primarily sold during winter holiday season Ingredient & Foodservice 158 n Ingredient and food service customers n Food processors, restaurants, bakeries and food service operators Club stores n

Blue Chip Customer Base Retail / Wholesale / Supercenter Ingredient / Multi-Unit Food Service International Serving over 900 customers in over 100 countries

Strong Brand Recognition Share of U.S. Culinary and In-shell Nuts __________________________ Source: IRI InfoScan 52 weeks ending January 22, 2006. Focused Diamond brand Generates customer loyalty 86% consumer awareness Allows for premium pricing Connecting with consumers Targeted TV advertising Innovative packaging Effective in-store merchandising Commitment to quality Diamond is the leading retail brand of culinary and in-shell nuts 2.4% 1.7% 38.7% 0% 10% 20% 30% 40% Diamond Private Label Planters Sanfilippo Azar 17.0% 9.1%

Building Upon Our Brand Heritage

Emerald Opportunity The Current Snack Universe Regular Snackers Nut Users 43.4m Regular Nut Users 52.3m Demographic Age 45+ Regular Snackers 153.8m Demographic Age 18+ Consumers need a snack nut that expands category consumption

Successful Record of Product Innovations Patented glazing techniques Only shelf-stable glazed product on market Introduced 16 new products during Emerald launch Exciting new flavors Over 60 SKUs Expanded snack nut product range Gain greater shelf space Increase market share Patented glazing techniques allow us to produce appealing flavors that are unique within the snack aisle

Successful Record of Packaging Innovations Designed ergonomic canisters Easy to hold Fits in car cup holder Re-sealable foil bags Created convenient recipe-ready packages New and improved packaging graphics Innovations differentiate our products leading to increased brand loyalty and higher consumer awareness

Building a Consumer Snack Power Emerald's launch has been supported by an innovative marketing campaign combining television, print, website and in-store components

33.7% 0.0% 10.0% 20.0% 30.0% 40.0% Planters Private Label Emerald $1 $2 $3 $7 $0.0 $7.5 $15.0 $22.5 $30.0 2001 2003 2004 2005 TTM (10/05) Increased Snack Nut Sales Diamond's Snack Sales ($ in mm) Share of Snack Nut Category Source: IRI data 52 weeks ending January 22,, 2006. 3.6% 2002 $28 $22 28.2% 34.5% All Other

Emerald Expansion Opportunities Club Further penetration into Costco Sam's BJ's Mass Merchandisers/Super Centers Further expansion in Wal-Mart Target and Kmart SKUs Additional SKUs in current distribution New products Trail mix to be launched Spring 2006 Alternative channels

FY 2006 YTD Highlights First Quarter North American Retail sales grew 20% Emerald snack sales grew 150% to $10 million Non-GAAP EPS of $0.37 per share, including $0.03 of stock compensation Re-signed approximately 95% of the producing acreage of former cooperative walnut growers to long-term contracts with a weighted average tenure of over five years Expanded Emerald roll-out at Wal-Mart FY 2006 Guidance North American Retail Sales Growth of 25%-30% Total Sales growth of 5%-10% Non-GAAP EPS of $0.74-$0.80 per shares, includes $0.10-$0.13 of stock compensation. 40% Effective tax rate

Long-Term Financial Targets North American Retail Sales grew nearly 20% from 2002 to 2005

Diamond Foods, Inc. Cream: 255 255 221 Green: 0 102 51